SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: February 7, 2005

BDC CAPITAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	000-27225	41-1427445
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11974 Portland Avenue, Burnsville, Minnesota 55337
(Address of principal executive offices)

Registrant's telephone number, including area code: (952) 890-2362

ENETPC, INC.
(Former name or former address, if changed since last report)

Item 4.01. Changes in Registrant's Certifying Accountants.

(a) Previous independent registered public accountants:

On February 7, 2005 Virchow, Krause & Company, LLP ('VK") resigned from its position as BDC Capital, Inc.'s (the 'Registrant") independent registered public accountant.

The audit reports of VK on the Registrant's financial statements for the years ended February 29, 2004 and February 28, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles: except that the audit reports on the financial statements for the years ended February 29, 2004 and February 28, 2003, contained a qualification as the Registrant's ability to continue as a going concern. VK did not, during the applicable periods, advise the Registrant of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.

The Registrant and VK have not (through the date of this Report and in connection with the audits of the Registrant's financial statements for the years ended February 29, 2004 and February 28, 2003) had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to VK's satisfaction, would have caused VK to make reference to the subject matter of the disagreement in connection with its reports.

During the period from March 1, 2004 to February 7, 2005, VK did not audit the registrant's financial statements, but did review its quarterly reports for the three quarters of 2005.

During the years ended February 29, 2004 and February 28, 2003 and through February 7, 2005, none of the events specified in Item 304(a)(1)(iv)(B) of Regulation S-B have occurred.

The Registrant requested that VK furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter issued regarding this change is filed as Exhibit 16.1 to this current report on Form 8-K and is incorporated herein by reference.

(b) New independent accountants:

On February 7, 2005, the Registrant engaged Carver Moquist & O'Connor, LLC ('CMO") to audit its financial statements for the year ending February 28, 2005. During the two most recent fiscal years and to February 7, 2005, the Registrant has not consulted with CMO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided by CMO that was considered an important factor by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue or any matter that was the subject of a disagreement.

ITEM 9.01 Financial Statements and Exhibits

A) Financial Statements: N/A

B) Exhibits:

Exhibit No.	Document	Location

16.1	Letter from Virchow, Krause & Company, LLP	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BDC CAPITAL, INC.

Date: February 15, 2005	By: /s/ Richard A. Pomije
Richard A. Pomije, Chief Executive Officer

EXHIBIT 16.1

February 15, 2005

Mr. Richard Pomije
Chief Executive Officer
BDC Capital, Inc.
11974 Portland Avenue
Burnsville, MN 55337

Dear Mr. Pomije:

This is to confirm that the client-auditor relationship between BDC Capital, Inc. (Commission File Number 000-27225) and Virchow, Krause & Company, LLP ceased as of February 7, 2005.

Sincerely,

Virchow, Krause & Company, LLP

cc: Office of the Chief Accountant
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, DC 20549